EXHIBIT 10(a)(ii)


AMENDMENT No. 1 to AGREEMENT OF PURCHASE AND SALE OF ASSETS


AMENDMENT No. 1 dated as of June 24, 1999 ("this Amendment") to AGREEMENT dated March 25, 1999 (the "Agreement") by and among UNIVERSAL SUPPLY GROUP, INC., a New Jersey corporation having its principal office at 275 Wagaraw Road, Hawthorne, New Jersey 07506 ("Seller"), COLONIAL COMMERCIAL CORP., a New York corporation having its principal office at 3601 Hempstead Turnpike, Levittown, New York 11756 ("Parent"), COLONIAL COMMERCIAL SUB CORP., a New York corporation which is wholly owned by Parent and has its principal office c/o Parent ("Purchaser"), and JOHN A. HILDEBRANDT ("JAH"), PAUL H. HILDEBRANDT ("PHH"), KARYN HILDEBRANDT , LISA HILDEBRANDT, KIRSTEN LEBLANC, PAUL J. HILDEBRANDT, TERRY L. SCHROEDER, SUSAN L. SALEK, JOHN R. HILDEBRANDT and JANNA L. MORGAN. Capitalized terms used herein shall have the meaning attributed thereto in the Agreement.


For good and valuable consideration, the parties hereto hereby agree as follows:


1. Section 2(a) of the Agreement is hereby amended to read in its entirety as follows:

         In consideration of the sale, transfer, conveyance, assignment and delivery of the Seller's Assets by Seller to Purchaser, and in reliance upon the representations and warranties made herein by Seller and Shareholders, Purchaser will, in full payment thereof, pay to Seller at the Closing a total purchase price (the "Purchase Price") equal to:

               (i)  $10,476,000 (the "Base Purchase Price"),


               (ii) plus an amount equal to the after-tax net earnings of Seller during the period from April 1, 1999 to June 30, 1999,


               (iii)less any other payments or distributions, made by Seller during the period from April 1, 1999 to June 30, 1999 in respect of liabilities which are not assumed by Purchaser under this Agreement.


2. Net earnings for the period from April 1, 1999 to June 30, 1999 shall be jointly computed by Seller and Purchaser in accordance with generally accepted accounting principles ("GAAP"). In the event of any disagreement, the opinion of KPMG on the application of GAAP shall be binding and conclusive on the parties. The fees of KPMG related to such opinion shall be shared 50-50 by Seller and Purchaser.


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3. Section 2(c) of the Agreement is amended to read in its entirety as follows.


         The Base Purchase Price shall be payable at the Closing by wire transfer of 95% of the Purchase Price to Seller, and by wire transfer of the balance of the Base Purchase Price to J. Bennett Farrell, Esq., as escrow agent (the "Escrow Agent") under an agreement in the form of an exhibit to this Agreement (the "Escrow Agreement"). The portion of the Purchase Price other than the Base Purchase Price shall be paid on or before August 15, 1999.


4. Section 3(e)(i)(i) of the Agreement is hereby amended to read as follows:


         Purchaser shall pay to Seller all amounts theretofore recovered by Purchaser in respect of receivables which were included in Seller's Assets and for which zero value was assigned in the Approved March 1999 Balance Sheet.


5. The following new Section 3(e)(iii) is hereby added to the Agreement:


         On the fifth business day after the Closing, Purchaser shall pay to JAH and PHH all amounts accrued through June 30, 1999 as vacation pay to them, respectively. On July 31, 2000 Purchaser will pay to Seller all accrued vacation pay which was accrued on Seller's financial statements as of June 30, 1999 and which shall not have been paid by the close of business on June 30, 2000.


6. The parties waive the conditions to Closing set forth in Section 4(a)(i)-(ii) of the Agreement.


7. Seller agrees to deliver the Audited Financial Statements to Purchaser on or before August 15, 1999.


8. Section 14(e) of the Agreement is hereby deleted in its entirety.


9. Except as set forth herein, the Agreement is in all respects ratified and confirmed.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


COLONIAL COMMERCIAL CORP.                          SHAREHOLDERS:



                                                  /s/ JOHN A. HILDEBRANDT
                                                  -----------------------
                                                  John A. Hildebrandt


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By:JAMES W. STEWART
   ----------------
Title: Executive Vice President
                                                 /s/ PAUL H. HILDEBRANDT
                                                 -----------------------
COLONIAL COMMERCIAL SUB CORP.                    Paul H. Hildebrandt

                                                 Karyn Hildebrandt *
By:JAMES W. STEWART                              Lisa Hildebrandt*
   ----------------
Title: Executive Vice President                  Kirsten LeBlanc*
                                                 Paul J. Hildebrandt*
UNIVERSAL SUPPLY GROUP, INC.                     Terry L. Schroeder*
                                                 Susan L. Salek*
                                                 John R. Hildebrandt*
By:WILLIAM PAGANO                                Janna L. Morgan*
   --------------
Title: President
                                    *By /S/ PAUL HILDEBRANDT, Attorney in Fact
                                        --------------------

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